Balance sheets $ in Thousands	Dec. 31, 2018 USD ($)
Current assets:
Cash and cash equivalents	$ 24,861
Prepaid expenses	103
Prepaid research and development	8,435
Total current assets	33,399
Property and equipment, net	28
Other assets	34
Total assets	33,461
Current liabilities:
Accounts payable	212
Accrued expenses and other current liabilities	95
Total current liabilities	307
Future tranche right liability	2,157
Deferred rent	52
Total liabilities	2,516
Convertible preferred stock, $0.0001 par value:
Total convertible preferred stock	43,118
Commitments (note 7)
Stockholders' equity (deficit):
Additional paid-in capital	856
Accumulated deficit	(13,029)
Total stockholders' equity (deficit)	(12,173)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	33,461
Series A-1 Convertible Preferred Stock
Convertible preferred stock, $0.0001 par value:
Total convertible preferred stock	$ 43,118